UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 7, 2009

HPC POS SYSTEM, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-149188	26-0857573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.

HPC POS SYSTEM, CORP. c/o HOUSE OF MOHAN CORPORATION. 220 Little Falls Road, Unit 4 Cedar Grove, NJ	07009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 973-239-9666

220 Little Falls Road, Unit 4, Cedar Grove, NJ 07009

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HPC POS SYSTEM, CORP.

FORM 8-K

In this Form 8-K, references to “we”, “our”, “us”, the “Company” or the “Registrant” refer to HPC POS SYSTEM, CORP., a Nevada Corporation.

Item 1.01

Entry into a Material Definitive Agreement

Reference is herewith made to Form 8-K as filed with the SEC on August 10, 2009, the full contents of which are hereby incorporated by reference and in particular, but not limited to, Exhibit 10.1 thereto entitled “Share Exchange Agreement” as dated August 7, 2009.

The “Assignment and Assumption Agreement” (“Agreement”) annexed hereto as Exhibit 10.1 conveys the fact that as of August 7, 2009 the Issuer assigned and transferred to Mordechai Guttman, former President and principal stockholder of Issuer all of Issuer’s rights, title and interest in and to assets defined in such Agreement in exchange for Mr. Guttman’s assuming certain of Issuer’s assumed liabilities as defined in such Agreement. The Agreement was agreed to orally by all parties concerned on August 7, 2009 and reduced to writing thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPC POS SYSTEM, CORP.

Registrant

/s/ Melvin C. Coles

By: Melvin C. Coles

Its: President

Dated: September 13, 2010

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